                                FOURTH AMENDMENT
                   (AMENDED AND RESTATED TERM LOAN AGREEMENT)


     THIS FOURTH AMENDMENT ("Amendment") dated as of April 15, 1996, is entered into by and among VECTRA TECHNOLOGIES, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), and BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below).

                                    RECITALS

     A. The Borrower has entered into that certain Term Loan Agreement dated as of January 6, 1994, as amended, and as amended and restated by that certain Amended and Restated Term Loan Agreement dated as of September 20, 1995, as amended by that First Amendment dated as of November 13, 1995, that Second Amendment dated as of December 26, 1995, and that Third Amendment and Limited Waiver dated as of March 29, 1996 (as so amended, the "TERM AGREEMENT"), among the Borrower, the Banks (as defined therein) party thereto (the "BANKS"), Banque Paribas, acting in its separate capacity as Agent (as defined therein) for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) for the Banks (the "MANAGING AGENT").

     B. The Borrower has requested that the Term Agreement be amended to extend the Tranche-B Maturity Date and the Tranche-C Maturity Date from April 15, 1996 to January 2, 1997, and to defer the principal installments due under the Tranche-A Loans on April 15, 1996 and on June 30, 1996 to January 2, 1997, for the limited purpose of accommodating the Borrower in connection with that certain letter of intent dated as of March 21, 1996, between Duke Engineering & Service ("DE&S") and the Borrower (the "DE&S Letter of Intent"), pursuant to which the Borrower intends to sell and DE&S intends to purchase substantially all of the assets of the nuclear engineering, power services and government services business units of the Borrower (the "NP&G Services Units"). The borrower has advised the Agent that such a sale would close as soon as possible and in any event the Borrower would receive net cash proceeds from such sale not later than August 31, 1996, premised on the condition that the net proceeds of such sale shall be sufficient to repay the then-outstanding Obligations under and as defined in the Receivables Facility and the then-outstanding Obligations under the Term Agreement in full. The Agent has advised the Borrower that the Banks do not intend to agree to any additional extension of the Loans.

     C. The parties to the Term Agreement desire to further amend the Term Agreement on and in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                       1.

     SECTION 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Term Agreement.

     SECTION 2.  AMENDMENTS TO TERM AGREEMENT.

          2.1 SECTION 1.1 (DEFINITIONS). The definition of the term "Loan Documents" is deleted and replaced with the following:

          "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Guaranty, the Waste Services Guaranty, the Rate Hedging Agreements, the Side Letter Agreement and the Security Documents, and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of the Borrower to the Agent, any Bank or their respective authorized designee evidencing or otherwise relating to the Loans, as the same from time to time may be amended, modified, supplemented, extended or renewed.

          2.2 SECTION 1.1 (DEFINITIONS). The definition of the term "Payment Date" is deleted and replaced with the following:

          "PAYMENT DATE" shall mean the last day of each March, June, September and December of each year; PROVIDED, HOWEVER, that for 1996, the December Payment Date shall mean January 2, 1997.

          2.3 SECTION 1.1 (DEFINITIONS). The definition of the term "Tranche-B Maturity Date" is deleted and replaced with the following:

               "TRANCHE-B MATURITY DATE" shall mean January 2, 1997.

          2.4 SECTION 1.1 (DEFINITIONS). The definition of "Tranche-C Maturity Date" is deleted and replaced with the following:

               "TRANCHE-C MATURITY DATE" shall mean January 2, 1997.

          2.5 SECTION 2.1 (TRANCHE-A FACILITY). The second sentence of the first paragraph of Section 2.1 of the Term Agreement is deleted and replaced with the following:

Subject to the terms of this Agreement relating to optional prepayments and mandatory prepayments and the acceleration of maturities, the Tranche-A Loans shall mature on the Tranche-A Maturity Date and shall be repaid, without premium or penalty, by the Borrower on each Payment Date occurring after June 30, 1996, and prior to the Tranche-A Maturity Date in principal installments equal to $750,000 on each such Payment Date with the then outstanding unpaid principal amount of the Tranche-A Loans to be repaid in full on the Tranche-A Maturity Date. Notwithstanding the foregoing, the parties hereto agree that the Borrower may elect, at its sole option, to defer payment of the $750,000 principal installment otherwise due and payable on September 30, 1996 (the "SEPTEMBER PAYMENT"). The Borrower shall effect such election to defer the September Payment by delivering to the Agent no later than 5:00 p.m. California time on September 23, 1996, a written notice of election (a "NOTICE OF ELECTION") and such election shall be effective upon delivery of such Notice of Election to the Agent. In the event that the

                                       2.

Borrower elects to defer the September Payment, the September Payment shall be due and payable upon the first to occur of (i) the sale of NP&G Services Units to DE&S or other similar sale of assets currently owned by the Borrower or its Subsidiaries, (ii) the Borrower's issuance of additional common stock or preferred stock with a redemption date of not earlier than one year after the Tranche-A Maturity Date, (iii) the Borrower's issuance of debt subordinated to all of its debt to institutional lenders on terms satisfactory to such institutional lenders, including the Banks, or (iv) the Tranche-A Maturity Date or such prior date as the Tranche-A Loans shall have become due and payable, whether by acceleration or otherwise. As consideration for and in the event of such deferral, the Borrower shall pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, a deferral fee (the "DEFERRAL FEE") in the amount of $150,000, which Deferral Fee shall be earned upon the effectiveness of such election, but which Deferral Fee shall be due and payable upon the first to occur of (a) the date upon which the September Payment becomes due and payable or (b) January 2, 1997.

          2.6 SUBSECTION (a) (LEVERAGE RATIO) OF SECTION 6.1 (FINANCIAL COVENANTS). Section 6.1(a) of the Term Agreement is deleted and replaced with the following:

               (a)  LEVERAGE RATIO.       The Borrower shall not permit the
ratio of (i) Consolidated Total Indebtedness at the end of any fiscal quarter of the Borrower during the periods set forth below to (ii) EBITDA of the Borrower and its Subsidiaries for the four immediately preceding fiscal quarters of the Borrower then ended, including the fiscal quarter then ended (taken as one accounting period) (the "LEVERAGE RATIO"), to exceed the ratio set forth opposite such period; PROVIDED, HOWEVER, that for the determination of the Leverage Ratio (A) as of the end of the fiscal quarter ending March 31, 1996 only, EBITDA shall be calculated by multiplying EBITDA for such fiscal quarter by four (4), rather than on a rolling four quarter basis; (B) as of the end of the fiscal quarter ending June 30, 1996 only, EBITDA shall be calculated by multiplying the aggregate EBITDA for the immediately preceding two (2) fiscal quarters (including the fiscal quarter then ended) by two (2), rather than on a rolling four quarter basis; and (C) as of the end of the fiscal quarter ending September 29, 1996 only, EBITDA shall be calculated by multiplying the aggregate EBITDA for the immediately preceding three (3) fiscal quarters (including the fiscal quarter then ended) by one and one-third (1.3333), rather than on a rolling four quarter basis; PROVIDED FURTHER, HOWEVER, that the calculation of EBITDA for the fiscal quarter ending December 31, 1995 shall specifically exclude write-offs of tangible and intangible assets, provisions for severance costs, decommissioning expenses, any gain associated with the sale of the Plant Services Assets pursuant to the Plant Services Purchase Agreement, general increases to the revenue/accounts receivables provision and "other adjustments" as such line item is shown on the Borrower's financial statements, so long as such aggregate adjustment of EBITDA shall not exceed $12,000,000:

                    PERIOD                         RATIO

               10/2/95 - 12/31/95                 4.0:1.0

                1/1/96 - 3/31/96                  4.75:1.0

                4/1/96 - 6/30/96                  4.35:1.0

                7/1/96 - 9/29/96                  3.65:1.0


                                       3.

                9/30/96 - 12/31/96                     3.1:1.0

                1/1/97 & thereafter                    3.1:1.0


          2.7 SUBSECTION (b) (INTEREST COVERAGE RATIO) OF SECTION 6.1 (FINANCIAL COVENANTS). Subsection 6.1(b) of the Term Agreement is deleted and replaced with the following:

               (a) INTEREST COVERAGE RATIO. The Borrower shall not permit the ratio of (i) Consolidated Interest Expense at the end of any fiscal quarter of the Borrower during the periods set forth below to (ii) EBITDA of the Borrower and its Subsidiaries for the four immediately preceding fiscal quarters of the Borrower then ended, including the fiscal quarter then ended (taken as one accounting period) (the "INTEREST COVERAGE RATIO"), to be less than the ratio set forth opposite such period; PROVIDED, HOWEVER, that for the determination of the Interest Coverage Ratio (A) as of the end of the fiscal quarter ending March 31, 1996 only, EBITDA shall be calculated by multiplying EBITDA for such fiscal quarter by four (4), rather than on a rolling four quarter basis; (B) as of the end of the fiscal quarter ending June 30, 1996 only, EBITDA shall be calculated by multiplying the aggregate EBITDA for the immediately preceding two (2) fiscal quarters (including the fiscal quarter than ended) by two (2), rather than on a rolling four quarter basis; and (C) as of the end of the fiscal quarter ending September 29, 1996 only, EBITDA shall be calculated by multiplying the aggregate EBITDA for the immediately preceding three (3) fiscal quarters (including the fiscal quarter then ended) by one and one-third (1.3333), rather than on a rolling four quarter basis; PROVIDED FURTHER, HOWEVER, that the calculation of EBITDA for the fiscal quarter ending December 31, 1995 shall specifically exclude write-offs of tangible and intangible assets, provisions for severance costs, decommissioning expenses, any gain associated with the sale of the Plant Services Assets pursuant to the Plant Services Purchase Agreement, general increases to the revenue/accounts receivables provision and "other adjustments" as such line item is shown on the Borrower's financial statements, so long as such aggregate adjustment of EBITDA shall not exceed $12,000,000:

                    PERIOD                         RATIO

               10/2/95 - 12/31/95                 2.1:1.0

                1/1/96 - 3/31/96                  1.75:1.0

                4/1/96 - 6/30/96                  2.1:1.0

                7/1/96 - 9/29/96                  2.6:1.0

                9/30/96 - 12/31/96                2.2:1.0

                1/1/97 & thereafter               2.2:1.0


          2.8 SUBSECTION (c) (FIXED CHARGE COVERAGE RATIO) OF SECTION 6.1 (FINANCIAL COVENANTS). Section 6.1(c) of the Term Agreement is amended to delete the table appearing at the end of Subsection (c) and to insert in its place the following:

                    PERIOD                         RATIO

               10/2/95 - 12/31/95                 1.0:1.0


                                       4.

                1/1/96 - 3/31/96                  0.8:1.0

                4/1/96 - 6/30/96                  0.7:1.0

                7/1/96 - 9/29/96                  1.0:1.0

                9/30/96 - 12/31/96                1.0:1.0

                1/1/97 & thereafter               1.0:1.0


          2.9 SUBSECTION (d) (MINIMUM CONSOLIDATED NET WORTH) OF SECTION 6.1 (FINANCIAL COVENANTS). Section 6.1(d) of the Term Agreement is deleted and replaced with the following:

               (d) MINIMUM CONSOLIDATED NET WORTH. The Borrower shall not permit Consolidated Net Worth at any time to be less than the sum of (i) $15,000,000.00 plus (ii) an amount equal to fifty percent (50%) of the cumulative Consolidated Net Income; calculated using each fiscal quarter of the Borrower ending after December 31, 1995 (including the Consolidated Net Income for any fiscal quarter only to the extent that the same is a positive number and adjusted to eliminate the effects of any fees and warrants accrued, paid or issued to the Banks in their capacity as Banks, and the sale of VECTRA (U.K.)).

          2.10 SUBSECTION (e) (CAPITAL EXPENDITURES) OF SECTION 6.1 (FINANCIAL COVENANTS). Section 6.1(e) of the Term Agreement is amended to delete the table appearing in Subsection (e) and to insert in its place the following:

                    PERIOD                 MAXIMUM AMOUNT

              9/30/95 - 12/31/95             $1,250,000

                1/1/96 - 3/31/96             $1,250,000

                4/1/96 - 6/30/96               $750,000

                7/1/96 - 9/29/96               $650,000

              9/30/96 - 12/31/96               $600,000

               1/1/97 - 12/31/97             $3,000,000

               1/1/98 - 12/31/98             $3,000,000


          2.11 SECTION 6.5 (SALE OF ASSETS). Section 6.5 of the Term Agreement is amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in this Section 6.5, the Borrower shall first contribute to Receivableco within two (2) Business Days of receipt thereof by the Borrower, and shall cause Receivableco to apply immediately the following amounts to repay the Obligations (as defined in the Receivables Facility) then outstanding under the Receivables Facility and to reduce permanently the Total Revolving Loan Components (as defined in the Receivables Facility) by

                                       5.

such amounts: (a) one hundred percent (100%) (or so much thereof as is necessary to repay in full the Obligations (as defined in the Receivables Facility) then outstanding) of the net proceeds of the sale of the stock or all or any substantial part of the assets of VECTRA (U.K.), which net proceeds shall not be less than $1,000,000, (b) one hundred percent (100%) (or so much thereof as is necessary to repay in full the Obligations (as defined in the Receivables Facility) then outstanding) of the net proceeds of the sale of the DE&S of the NP&G Service Units pursuant to, or as otherwise contemplated by the DE&S Letter of Intent, and (c) one hundred percent (100%) (or so much thereof as is necessary to repay in full the Obligations (as defined in the Receivables Facility) then outstanding) of the net proceeds of any sale of the stock or all or any substantial part of the property or assets of the Borrower or any of its Subsidiaries. Upon the full repayment of the Obligations under the Receivables Facility, the Borrower shall use the balance of the foregoing amounts to prepay principal and any other outstanding Obligations (as defined in this Agreement). In the event that the Borrower receives stock in lieu of cash as consideration for any sale described in this Section 6.5, such stock shall be of a publicly traded company, the Borrower shall liquidate such stock within thirty (30) days of receipt thereof and the Borrower shall apply the proceeds to repay the Obligations under the Receivables Facility and the Obligations (as defined in this Agreement) pursuant to the terms of this Section 6.5. The Borrower understands and acknowledges that pursuant to Section 6.4(a) of this Agreement, it must obtain the prior written consent of the Required Banks to the sales referred to in clauses (a) and (b) above. The approval by the Required Banks of a definitive purchase agreement and any and all amendments thereto (an "APPROVED AGREEMENT") for such a sale shall constitute consent to the consummation of such sale. Upon the closing of such sale upon the terms of an Approved Agreement and the application of the net proceeds of such sale as required by this Section 6.5 and the Receivables Facility, as amended, the Banks shall cooperate with the Borrower to execute and deliver such documents as are necessary to release, terminate or reconvey any Collateral transferred to the buyer as part of such sale.

          2.12 SECTION 1.1 (DEFINITIONS). The following sentence is added to the end of the definition of the term "EBITDA":

          EBITDA shall be adjusted to eliminate the effects of any fees and warrants accrued, paid or issued to the Banks in their capacity as Banks and the sale of VECTRA (U.K.).

          SECTION 3.     LIMITATION OF AMENDMENT.

               (a) The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver of modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

               (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents and applicable law, except as herein waived or amended, are hereby ratified and confirmed and shall mean in full force and effect.

          4.   ACKNOWLEDGEMENTS.

               (a) The Borrower understands and acknowledges that the nine month extension of the Tranche-B Maturity Date and the Tranche-C Maturity Date and the deferment of the payment date for the principal installments due under the Tranche-A Loans evidenced by the amendments set forth in SECTION 2, above, is a limited purpose, one-time accommodation amendment agreed to by the Banks for the express purpose of affording the Borrower access to

                                       6.

capital while it completes a refinancing, sale or other similar transaction generating sufficient proceeds to enable the Borrower to repay the Obligations in full as soon as possible and in any event not later than the applicable Maturity Dates as extended by this Amendment. The Borrower further acknowledges and agrees that it represented to the Banks, in requesting the extension of the Tranche-B Maturity Date and the Tranche-C Maturity Date and the deferment of the payment date for the principal installments due under the Tranche-A Loans evidenced by the amendment set forth in SECTION 2, above, that the Borrower is engaged in serious ongoing discussions with DE&S regarding the sale of the NP&G Units and the full repayment of the Obligations and that the Borrower is confident that such sale will generate sufficient funds to repay the Obligations in full by August 31, 1996. The Borrower further acknowledges and agrees that the Banks have reasonably relied on such representations and would not have otherwise entered into and agreed to this Amendment. The Banks have not (nor has the Agent or the Managing Agent on behalf of the Banks) agreed or committed to, or otherwise indicated in any way whatsoever that they would consider, any further extension of the Tranche-B Maturity Date and the Tranche-C Maturity Date or further deferment of the payment date for the principal installments due under the Tranche-A Loans, and the Borrower acknowledges and agrees that the Banks have made no such agreement or commitment (nor has the Agent or the Managing Agent on behalf of the Banks) and that the Borrower has no expectation whatsoever that the Banks would consider any further extension of the Tranche-B Maturity Date and the Tranche-C Maturity Date or further deferment of the payment date for the principal installments due under the Tranche-A loans.

          4.1 The Borrower hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Agreement and other Loan Documents, to the Agent, for itself and on behalf of the Banks and the Managing Agent, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that, pursuant to the Security Agreement and other Loan Documents, the Agent, for itself and on behalf of the Banks and the Managing Agent, is entitled to receive and apply all proceeds of the Collateral.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Tranche-C Closing Date remain true, accurate

                                       7.

and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or
(iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     SECTION 6. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     SECTION 7. AMENDMENT FEE. As consideration for the Banks' agreement to amend the Term Agreement as set forth in this Amendment, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee ("AMENDMENT FEE") as set forth in the side letter agreement described in Section 9(d)(ii) below. The payment of the Amendment Fee shall be paid in accordance with the terms of such side letter agreement.

     SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 9. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent (PROVIDED that all such conditions must be satisfied prior to 5:00 p.m., San Francisco time, April 15, 1996):

          (a) FOURTH AMENDMENT. The Borrower and each Bank shall have duly executed and delivered this Amendment to the Agent.

                                       8.

          (b) ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty, duly executed and delivered by each of the Guarantors to the Agent.

          (c) CERTIFIED RESOLUTIONS. The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Loan Parties and dated the date hereof certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents, (ii) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of the Term Agreement, as amended by this Amendment, the Acknowledgment of Amendment and Reaffirmation of Guaranty referred to in clause (b) above, and the side letter agreement described in subsection (d) below, as applicable, executed by such Person, and
(iii) that there have been no changes in the Certificate of Incorporation of such Person or in the Bylaws or similar constituent documents of such Person since the date of certification thereof to the Agent in connection with the closing of the Tranche-C Facility.

          (d) SIDE LETTER AGREEMENT. The Borrower shall have duly acknowledged and delivered (i) the four (4) side letter dated agreements dated as of even date herewith from the Agent to the Borrower relating to the amendment of existing common stock purchase warrants and (ii) the side letter agreement of even date herewith from the Borrower to the Banks relating to the issuance of additional common stock purchase warrants and fees.

     SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 11.  RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing's Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b) Although each of the Banks, the Agents and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower

                                       9.

unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Term Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS. TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE STATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

                                       10.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              VECTRA TECHNOLOGIES, INC.


                              By:  /s/ Ray A. Fortney
                                  -----------------------------
                              Its:  PRESIDENT & CEO
                                  -----------------------------


                              BANQUE PARIBAS, as a Bank and as Agent


                              By:  /s/ Robert Pinkerton
                                  -----------------------------
                              Its:  VP
                                  -----------------------------


                              By:  /s/ Lee S. Buckner
                                  -----------------------------
                              Its:  VP
                                  -----------------------------


                              BANQUE NATIONALE DE PARIS, as a Bank and as
                              Managing Agent


                              By:  /s/ Richard Cushing
                                  -----------------------------
                              Its:  VP
                                  -----------------------------


                              By:  /s/ Illegible
                                  -----------------------------
                              Its:
                                  -----------------------------



                                       11.

                           ACKNOWLEDGMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY


SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

SECTION 2. Each Guarantor hereby consents to this Amendment and agrees that its respective Guaranty of the Obligations of the Borrower under the Term Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

SECTION 3. Each Guarantor severally represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its respective are true, accurate and complete as if made the date hereof.

Dated:  April 15, 1996

GUARANTORS                    PACIFIC NUCLEAR STORAGE SYSTEMS, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------


                              NUCLEAR PACKAGING, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------


                              VECTRA SERVICES, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------


                                       1.

                              CTL INTERNATIONAL, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------



                              VECTRA GOVERNMENT SERVICES, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------


                              VECTRA WASTE SERVICES, L.L.C.

                              By:  VECTRA Technologies, Inc., its Manager


                              By: /s/ Ray A. Fortney
                                 ----------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------
                              Title:  PRESIDENT
                                    -------------------------------


                                       2.